SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2003

Duraswitch Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

234 South Extension Road

Mesa, Arizona 85210

(Address of principal executive offices)

(480) 586-3300

Registrant’s telephone number, including area code

Item 12.	Results of Operations and Financial Condition.

On October 30, 2003, Duraswitch Industries, Inc. reported its third quarter 2003 financial results. A copy of the press release is furnished under this Item 12 as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duraswitch Industries, Inc. (Registrant)

Date:	October 30, 2003	By:	/s/ Robert J. Brilon

Robert J. Brilon
President, Chief Executive Officer, Chief
Financial Officer, Secretary and Treasurer
(Principal Executive, Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description:

99.1	Press release dated October 30, 2003